UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2020

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01  Entry into a Material Definitive Agreement

On September 17, 2020, Brown & Brown, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., PNC Capital Markets LLC and Truist Securities, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the offer and sale by the Company of $700,000,000 aggregate principal amount of the Company’s 2.375% Senior Notes due 2031 (the “Notes”).  The Notes were offered under the Company’s Automatic Shelf Registration Statement on Form S-3 (Registration No. 333-248587) filed with the Securities and Exchange Commission on September 3, 2020. The Underwriting Agreement contemplates that the Notes will be issued pursuant to that certain Indenture, dated as of September 18, 2014, between the Company and U.S. Bank National Association, as trustee, as supplemented by a Third Supplemental Indenture expected to be dated as of September 24, 2020. The sale of the Notes is expected to close on September 24, 2020.  The Company intends to use the net proceeds of the offering of the Notes to repay a portion of the outstanding borrowings under the Company’s credit facility and for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company, conditions to closing, termination provisions and other terms and conditions customary in agreements of this type. The Underwriting Agreement also contains customary indemnification and contribution rights and obligations of the Company and the Underwriters.  The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
1.1

Underwriting Agreement, dated as of September 17, 2020, among Brown & Brown, Inc. and J.P. Morgan Securities LLC, BofA Securities, Inc., PNC Capital Markets, LLC and Truist Securities, Inc., as representatives of the several underwriters named therein.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN & BROWN, INC.

Date: September 18, 2020	By:	/S/ R. ANDREW WATTS

R. Andrew Watts

Executive Vice President, Treasurer and

Chief Financial Officer